UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 1, 2004

World Omni Auto Receivables LLC

(Exact name of registrant and originator of the Trust as specified in its charter)

WORLD OMNI AUTO RECEIVABLES TRUST 2004-A

(Issuer with respect to the Notes)

Delaware	333-100621-03	52-2184798
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

WORLD OMNI AUTO RECEIVABLES LLC

190 Jim Moran Boulevard

Deerfield Beach, FL 33442

(Address of principal executive offices of registrant, including zip Code)

Registrant’s telephone number, including area code: (954) 429-2000

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

World Omni Auto Receivables Trust 2004-A

Monthly Servicer Certificate

September 30, 2004

Aggregate Note
Aggregate Note Amount	Amount

Original	840,000,000.00

Note Balance @ 8/31/04	790,263,322.54
Principal distributable amount	19,885,960.39

Actual Note Balance @ 9/30/04	770,377,362.15

Class A-1
Note Amount	Note Amount

Original	178,000,000.00

Note Balance @ 8/31/04	128,263,322.54
Principal distributable amount	19,885,960.39

Actual Note Balance @ 9/30/04	108,377,362.15

Class A-2
Note Amount	Note Amount

Original	232,000,000.00
Note Balance @ 8/31/04	232,000,000.00
Principal distributable amount	—

Actual Note Balance @ 9/30/04	232,000,000.00

Class A-3
Note Amount	Note Amount

Original	212,000,000.00
Note Balance @ 8/31/04	212,000,000.00
Principal distributable amount	—

Actual Note Balance @ 9/30/04	212,000,000.00

Class A-4
Note Amount	Note Amount

Original	181,900,000.00
Note Balance @ 8/31/04	181,900,000.00
Principal distributable amount	—

Actual Note Balance @ 9/30/04	181,900,000.00

Class B
Note Amount	Note Amount

Original	36,100,000.00
Note Balance @ 8/31/04	36,100,000.00
Principal distributable amount	—

Actual Note Balance @ 9/30/04	36,100,000.00

Distributable Amounts	Total

Interest Distributable Amount	1,962,142.26
Principal Distributable Amount	19,885,960.39

Total	21,848,102.65

Distributable Amounts	Class A-1

Interest Distributable Amount	172,937.26
Principal Distributable Amount	19,885,960.39
Total	20,058,897.65

Distributable Amounts		Class A-2

Interest Distributable Amount		498,800.00
Principal Distributable Amount		0.00

Total		498,800.00

Distributable Amounts		Class A-3

Interest Distributable Amount		581,233.33
Principal Distributable Amount		0.00

Total		581,233.33

Distributable Amounts		Class A-4

Interest Distributable Amount		600,270.00
Principal Distributable Amount		0.00

Total		600,270.00

Distributable Amounts		Class B

Interest Distributable Amount		108,901.67
Principal Distributable Amount		0.00

Total		108,901.67

Note Factors		Series A-1	Series A-2

	9/30/2004	60.8861585%	100.0000000%

Note Factors		Series A-3	Series A-4

	9/30/2004	100.0000000%	100.0000000%

Note Factors		Series B

	9/30/2004	100.0000000%

Pool Data		$	#

Original Pool Balance		848,484,848.48	34,241
Pre-Funding Contracts added 9/23/04		232,500,924.64	16,173
Pool Balance at 8/31/04		804,086,013.31	32,982
Principal Payments		21,772,010.72	625
Defaulted Receivables		317,311.28	17
Pool Balance at 9/30/04		781,996,691.31	48,513
Overcollateralization Target Amount		25,414,892.47
Recoveries		107,744.38

Weighted Average APR		7.60%
Weighted Average Remaining Term		57.29

		Aggegate Net Losses	Net Loss Ratio
July		—	0.000%
August		3,746.99	0.005%
September		209,566.90	0.313%

Average Net Loss Ratio			0.106%

Noteholders’ First Priority Principal Distributable Amount		0.00

Noteholders’ First Priority Principal Distributable Amount		0.00

Account Balances		Advance	Reserve Fund

Balance as of 8/31/04		55,928.63	11,285,758.22
Balance as of 9/30/04		82,139.54	12,462,597.04
Change		26,210.91	1,176,838.82
Reserve Fund Requirement			12,162,046.82
Reserve Fund Supplemental Requirement/(Excess)			(300,550.22)

			Pre-Funding

Balance as of 8/31/04			232,502,515.32
Balance as of 9/30/04			0.00
Change			(232,502,515.32)

	Maximum Carry	Negative Carry

Balance as of 8/31/04	757,334.42	757,334.42
Balance as of 9/30/04	—	—
Change	(757,334.42)	(757,334.42)
Excess to be Distributed

Distribution per $1,000	Total

Distribution Amount	26.0096460

Interest Distribution Amount	2.3358836
Interest Carryover Shortfall	0.0000000

Principal Distribution Amount	23.6737624

Distribution per $1,000	Class A-1

Distribution Amount	112.6904362

Interest Distribution Amount	0.9715576
Interest Carryover Shortfall	0.0000000

Principal Distribution Amount	111.7188786

Distribution per $1,000	Class A-2

Distribution Amount	2.1500000

Interest Distribution Amount	2.1500000
Interest Carryover Shortfall	0.0000000

Principal Distribution Amount	0.0000000

Distribution per $1,000	Class A-3

Distribution Amount	2.7416667

Interest Distribution Amount	2.7416667
Interest Carryover Shortfall	0.0000000

Principal Distribution Amount	0.0000000

Distribution per $1,000	Class A-4

Distribution Amount	3.3000000

Interest Distribution Amount	3.3000000
Interest Carryover Shortfall	0.0000000

Principal Distribution Amount	0.0000000

Distribution per $1,000	Class B

Distribution Amount	3.0166667

Interest Distribution Amount	3.0166667
Interest Carryover Shortfall	0.0000000

Principal Distribution Amount	0.0000000

Servicing Fee	Total

Amount of Servicing Fee Paid	476,319.58
Total Unpaid	0.00

Delinquent Receivables	#	$

Past Due 31-60 days	415	5,711,885.18
Past Due 61-90 days	55	962,405.05
Past Due 91 + days	16	221,301.01
Total	486	6,895,591.24

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD OMNI AUTO RECEIVABLES LLC
(Registrant)

Dated: October 25, 2004	By:	/s/ Victor A. De Jesus
Victor A. De Jesus, Vice President and
Chief Financial Officer
World Omni Financial Corp.
(Duly authorized Officer of the Servicer on behalf of the Trust)